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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  December 22, 1994
                                                      (December 18, 1994)



                       ROCKEFELLER CENTER PROPERTIES, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                           1-8971              13-3280472
   ------------                      -------------       ----------------
   (State or other                   (Commission File      (IRS Employer
    jurisdiction)                     Number)            Identification No.)


                1270 Avenue of the Americas New York, N.Y.  10020
            ---------------------------------------------------------
               (Address of principal executive offices (Zip Code)


       Registrant's telephone number, including area code:  (212) 698-1440


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Item 5. OTHER EVENTS.

          Rockefeller Center Properties, Inc. (the "Company") executed the following agreements, each dated as of December 18, 1994: (i) a loan agreement among the Company, the lenders parties thereto and Goldman Sachs Mortgage Company ("GSMC"), as agent, relating to a $150,000,000 loan to be made to the Company; (ii) a debenture purchase agreement between the Company and Whitehall Street Real Estate Limited Partnership V ("Whitehall"), relating to the issuance by the Company of $75,000,000 principal amount of its 14% Debentures due 2007 (the "Debentures") to be sold to Whitehall; (iii) a warrant agreement between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of warrants to purchase 4,156,927 shares of the Company's common stock, par value $.01 per share; (v) a stock appreciation rights agreement between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of 5,348,541 stock appreciation rights exchangeable for warrants of the Company and exercisable for Debentures; and (vi) a letter agreement among the Company, Whitehall and Goldman Sachs & Co. relating to board representation and other matters.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits.  The following are being filed as exhibits to this
                 Report:

               4.5 Conformed copy of the Debenture Purchase Agreement dated as of December 18, 1994 between the Company and Whitehall, relating to the issuance by the Company of $75,000,000 principal amount of its 14% Debentures due 2007 (the "Debentures") to be sold to Whitehall.

               4.6 Conformed copy of the Warrant Agreement dated as of December 18, 1994 between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of warrants to purchase 4,156,927 shares of the Company's common stock, par value $0.01 per share.

               4.7 Conformed copy of the Stock Appreciation Rights Agreement dated as of December 18, 1994 between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of 5,348,541 stock appreciation rights exchangeable for warrants of the Company and exercisable for Debentures.

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                                        3

               4.8 Conformed copy of the Letter Agreement dated December 18, 1994 among the Company, Whitehall and Goldman Sachs & Co. relating to board representation and other matters.

               10.34 Conformed copy of the Loan Agreement dated as of December 18, 1994 among the Company, the lenders parties thereto and GSMC, as agent, relating to a $150,000,000 loan to be made to the Company.

               99.4 Press release dated December 19, 1994 stating that the Company has executed certain definitive financing agreements referred to above.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                   ROCKEFELLER CENTER PROPERTIES, INC.
                                   -----------------------------------
                                             (Registrant)



                                   By: /s/ Richard M. Scarlata
                                       -----------------------
                                       Title:  President and Chief Executive
                                                 Officer


Dated:    December 22, 1994


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                                        5

                                Index to Exhibits


     Exhibit No.                        Description
     -----------                        -----------

        4.5 Conformed copy of the Debenture Purchase Agreement dated as of December 18, 1994 between the Company and Whitehall Street Real Estate Limited Partnership V ("Whitehall"), relating to the issuance by the Company of $75,000,000 principal amount of its 14% Debentures due 2007 (the "Debentures") to be sold to Whitehall;

        4.6 Conformed copy of the Warrant Agreement dated as of December 18, 1994 between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of warrants to purchase 4,156,927 shares of the Company's common stock, par value $0.01 per share;

        4.7 Conformed copy of the Stock Appreciation Rights Agreement dated as of December 18, 1994 between the Company and Chemical Bank, agent, relating to the issuance and sale to Whitehall of 5,348,541 stock appreciation rights exchangeable for warrants of the Company and exercisable for Debentures;

        4.8 Conformed copy of the Letter Agreement dated December 18, 1994 among the Company, Whitehall and Goldman Sachs & Co. relating to board representation and other matters.

        10.34 Conformed copy of the Loan Agreement dated as of December 18, 1994 among the Company, the lenders parties thereto and Goldman Sachs Mortgage Company ("GSMC"), as agent, relating to a $150,000,000 loan to be made to the Company;

        99.4 Press release dated December 19, 1994 stating that the Company has executed certain definitive financing agreements.